                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

               CREDIT SUISSE ASSET MANAGEMENT
             STRATEGIC GLOBAL INCOME FUND, INC.
------------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                        Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         CREDIT SUISSE ASSET MANAGEMENT
                       STRATEGIC GLOBAL INCOME FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022

                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON MONDAY, MAY 8, 2000
                                 --------------

TO THE SHAREHOLDERS OF:
CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME FUND, INC.

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Credit Suisse Asset Management Strategic Global Income Fund, Inc. (the "Fund") will be held on Monday, May 8, 2000, at 11:30 a.m., New York time, at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th & 46th Street), 12th Floor, New York, New York 10017. The purpose of the Meeting is to consider and act upon the following proposals and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

         1. To elect four (4) Directors for the ensuing year.

         2. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent public accountants for the year ending December 31, 2000.

    The close of business on March 27, 2000 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

    This notice and related proxy material are first being mailed on or about April 4, 2000.

                                          By Order of the Board of Directors
                                            /s/ Michael A. Pignataro
                                            MICHAEL A. PIGNATARO
                                                 SECRETARY

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.

Dated: April 4, 2000
New York, New York

                         CREDIT SUISSE ASSET MANAGEMENT
                       STRATEGIC GLOBAL INCOME FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022

                              -------------------

                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                              MONDAY, MAY 8, 2000

                              -------------------

    This Proxy Statement is furnished by the Board of Directors (the "Board") of Credit Suisse Asset Management Strategic Global Income Fund, Inc., a Maryland corporation (the "Fund"), in connection with the solicitation by it of proxies for use at the Annual Meeting of Shareholders (the "Meeting") to be held on Monday, May 8, 2000 at 11:30 a.m., New York time, at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue (between 45th & 46th Street), 12th Floor, New York, New York 10017.

    A Notice of Annual Meeting of Shareholders setting forth the purpose of the Meeting and the matters to be acted upon and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, CSAM, the investment adviser to the Fund, Brown Brothers Harriman & Co., the administrator of the Fund (the "Administrator"), or Georgeson Shareholder Communications, Inc. ("Georgeson"), a proxy solicitation firm that has been retained by the Fund which will receive a fee of approximately $10,000 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of Georgeson for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund.

    The close of business on March 27, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 11,976,699 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting and fractional shares are entitled to proportionate shares of one vote. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about April 4, 2000.

    The principal executive office of CSAM is located at One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The Fund employs the Administrator under an Administration Agreement to provide certain administrative services to the Fund. The principal business address of the Administrator is 40 Water Street, Boston, Massachusetts 02109.

    The Fund's Annual Report containing audited financial statements for the year ended December 31, 1999 has previously been furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material. The Fund will furnish, without charge, a copy of its most recent unaudited Semi-Annual Report and audited Annual Report, upon request to the Fund c/o Credit Suisse Asset Management, LLC, One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022, toll-free telephone number (800) 293-1232, or at the Fund's Website at www.cefsource.com. These requests will be honored within three business days of receipt.

    The holders of one-third of the shares of the Fund outstanding at the close of business on the record date, present in person or by proxy, will constitute a quorum for the Meeting. Shares represented by properly executed Proxies that are marked "ABSTAIN" and broker non-votes will be treated as shares that are present for determining whether a quorum has been achieved at the Meeting. In the event that a quorum is not present or represented, the holders of a majority of the shares present in person or by proxy may adjourn the Meeting, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. If a quorum is present, but sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote thereon in accordance with their best judgment in the interest of the Fund.

    If the accompanying Proxy is properly executed and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified and the Proxy is signed, shares will be voted FOR the election of each nominee for Director, FOR the ratification of PricewaterhouseCoopers LLP as independent public accountants, and in accordance with the judgment of the persons named as proxies on other matters that may properly come before the Meeting. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of th e Fund or by requesting such action at the Meeting.

    The election of Directors (Proposal No. 1) requires for approval the affirmative vote of the holders of a plurality of the shares cast at the Meeting. The affirmative vote of the holders of a majority of the shares cast at the Meeting is required for the ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants for the Fund (Proposal No. 2). Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposals 1 and 2.

    In order for your shares to be represented at the Meeting, you are requested to:

    -- indicate your instructions on the Proxy;

    -- date and sign the Proxy;

    -- mail the Proxy promptly in the enclosed envelope;

    -- allow sufficient time for the Proxy to be received before 11:30 a.m. on May 8, 2000.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

    At the Meeting, four (4) Directors will be elected to hold office until the next annual meeting of shareholders following their election and until their respective successors are elected and qualified. It is the intention of the persons named in the accompanying Proxy to vote for the election of Enrique R. Arzac, Lawrence J. Fox, James S. Pasman, Jr. and William W. Priest, Jr. All of the nominees are currently members of the Board of Directors. Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected.

    The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board may recommend.

    The following table sets forth certain information regarding the Directors of the Fund, each of whom has been nominated for re-election to the Board of Directors. Each Director who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk in the table below. Each Director has sole voting and investment power with respect to the shares shown. Each Director and the executive officers and Directors of the Fund as a group owns less than one percent of the outstanding shares of Common Stock of the Fund.

                                    SHARES
                                 BENEFICIALLY                                                 MEMBERSHIPS ON BOARDS OF
                                   OWNED ON     CURRENT PRINCIPAL OCCUPATION   LENGTH OF     OTHER REGISTERED INVESTMENT
                                  MARCH 20,       AND PRINCIPAL EMPLOYMENT     SERVICE AS    COMPANIES AND PUBLICLY HELD
          NAME (AGE)                 2000        DURING THE PAST FIVE YEARS     DIRECTOR              COMPANIES
          ----------             ------------   ----------------------------   ----------    ---------------------------
Enrique R. Arzac (58) .......      2,666        Professor of Finance and      Since 1990.    Director of ten other
  Columbia University                           Economics, Graduate School                   CSAM-advised investment
  Graduate School of                            of Business, Columbia                        companies; Director of The
  Business                                      University (1971-present).                   Adams Express Company;
  New York, NY 10027                                                                         Director of Petroleum and
                                                                                             Resources Corporation.

Lawrence J. Fox (56) ..........    8,968        Partner of Drinker Bid-       Since 1990.    Director of one other
  One Logan Square                              dle & Reath (since 1976);                    CSAM-advised investment
  18th & Cherry Streets                         Former Managing Partner of                   company.
  Philadelphia, PA 19103                        Drinker Biddle & Reath
                                                (1992-1998).

James S. Pasman, Jr. (69) .....    1,433        Currently retired; President  Since 1988.    Director of forty-seven
  29 The Trillium                               and Chief Operating Officer                  other CSAM-advised invest-
  Pittsburgh, PA 15238                          of National Inter-                           ment companies; Director of
                                                Group, Inc. (4/89-3/91).                     Education Management Corp.,
                                                                                             Tyco International, Ltd.;
                                                                                             Trustee, BT Insurance Funds
                                                                                             Trust.


                                    SHARES
                                 BENEFICIALLY                                                 MEMBERSHIPS ON BOARDS OF
                                   OWNED ON     CURRENT PRINCIPAL OCCUPATION   LENGTH OF     OTHER REGISTERED INVESTMENT
                                  MARCH 20,       AND PRINCIPAL EMPLOYMENT     SERVICE AS    COMPANIES AND PUBLICLY HELD
          NAME (AGE)                 2000        DURING THE PAST FIVE YEARS     DIRECTOR              COMPANIES
          ----------             ------------   ----------------------------   ----------    ---------------------------
William W. Priest, Jr.*            1,000        Chairman--Management          Since 1997.    Director of fifty-six other
  (58) ........................                 Committee, Chief Executive                   CSAM-advised investment
  153 East 53rd Street                          Officer and Managing                         companies.
  New York, NY 10022                            Director of CSAM
                                                (12/90-present).
Directors and executive
  officers as a group (9) .....   15,067

----------------

* Mr. Priest is an interested person of the Fund by virtue of his position as an officer of CSAM.

    The Fund pays annual compensation of $12,500, plus $1,000 for attendance per meeting of the Board of Directors or Committees thereof, plus certain out-of-pocket expenses, to each Director that is not affiliated with CSAM, its investment adviser (three Directors are not affiliated with CSAM). Each such Director is also a director of one or more other investment companies advised by CSAM, and in that capacity receives annual and per-meeting fees, plus certain out-of-pocket expenses, for services as a director of such fund.

    The following table shows certain compensation information for the year ended December 31, 1999 for each Director who is not affiliated with CSAM. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                                                                     TOTAL NUMBER OF
                                                   PENSION OR                            TOTAL          BOARDS OF
                                                   RETIREMENT                         COMPENSATION    CSAM-ADVISED
                                  AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL    FROM FUND       INVESTMENT
                                 COMPENSATION   AS PART OF FUND     BENEFITS UPON       AND FUND        COMPANIES
       NAME OF DIRECTOR           FROM FUND         EXPENSE           RETIREMENT        COMPLEX          SERVED
       ----------------          ------------   ----------------   ----------------   ------------   ---------------
Enrique R. Arzac...............     $13,500            $0                 $0             $99,500           11
Lawrence J. Fox................     $13,500            $0                 $0             $26,000            2
James S. Pasman, Jr............     $12,500            $0                 $0             $62,250           48

    The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the selection of the Fund's independent public accountants and reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. As of the date hereof, the members of the Audit Committee are Messrs. Arzac, Fox and Pasman. Messrs. Arzac, Fox and Pasman also constitute the Fund's Nominating Committee, which is composed of directors who are not interested persons of the Fund. The Nominating Committee did not meet during the fiscal year ended December 31, 1999. The Nominating Committee selects and nominates new non-interested directors. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Fund. The Fund does not have a compensation committee.

    During 1999, there were 6 meetings of the Board and 2 meetings of the Audit Committee. Each Director attended 75% or more of the aggregate number of the meetings of the Board of Directors and committees on which he served.

    The following table shows certain information about the executive officers of the Fund other than Mr. Priest, who is described above. Mr. Priest is the Chairman of the Board of the Fund and has served in such position since
February 10, 1997. Mr. Lindquist has been President of the Fund since
February 10, 1997 and Chief Investment Officer of the Fund since November 21, 1996, having previously served as Vice President of the Fund since the Fund's inception. Ms. Moran and Mr. Diliberto have each been an Investment Officer of the Fund since August 15, 1996 and May 12, 1997, respectively. Mr. Liebes is Senior Vice President of the Fund and was appointed to such position on August 11, 1997, having previously been the Fund's Secretary until May 16, 1996. Mr. Pignataro has been Chief Financial Officer and Vice President of the Fund since July 26, 1999 and has been Secretary of the Fund since May 16, 1997, having previously served as Assistant Vice President and Assistant Secretary of the Fund since April 18, 1995. Each officer of the Fund will hold office until the Meeting and until his successor has been elected.

                                  SHARES
                               BENEFICIALLY                                CURRENT PRINCIPAL OCCUPATION AND
                                 OWNED ON                                  PRINCIPAL EMPLOYMENT DURING THE
         NAME (AGE)           MARCH 20, 2000      POSITION WITH FUND               PAST FIVE YEARS
         ----------           --------------   -------------------------   --------------------------------
Richard J. Lindquist                0          President and Chief         Managing Director of CSAM
  (39) .....................                   Investment Officer          (4/95-present).
  153 East 53rd Street
  New York, NY 10022

Gregg Diliberto (42) .......        0          Investment Officer          Managing Director of CSAM
  153 East 53rd Street                                                     (5/95-present); Senior Vice
  New York, NY 10022                                                       President (1/92-5/95).

Suzanne Moran (32) .........        0          Investment Officer          Vice President of CSAM
  153 East 53rd Street                                                     (1/97-present); Assistant Vice
  New York, NY 10022                                                       President and Fixed Income
                                                                           Trader of CSAM (5/95-12/96);
                                                                           Assistant Vice President and
                                                                           Portfolio Analyst at CS First
                                                                           Boston (8/91-4/95).

Hal Liebes (35) ............        0          Senior Vice President       Managing Director and General
  153 East 53rd Street                                                     Counsel of CSAM (12/99-present);
  New York, NY 10022                                                       Director and General Counsel of
                                                                           CSAM (3/97-12/99); Vice
                                                                           President and Counsel, Lehman
                                                                           Brothers, Inc. (6/96-3/97); Vice
                                                                           President and Legal Counsel of
                                                                           CSAM (6/95-6/96); Chief
                                                                           Compliance Officer, CS First
                                                                           Boston Investment Management
                                                                           (3/94-6/95).

                                  SHARES
                               BENEFICIALLY                                CURRENT PRINCIPAL OCCUPATION AND
                                 OWNED ON                                  PRINCIPAL EMPLOYMENT DURING THE
         NAME (AGE)           MARCH 20, 2000      POSITION WITH FUND               PAST FIVE YEARS
         ----------           --------------   -------------------------   --------------------------------
Michael A. Pignataro              1,000        Chief Financial Officer,    Vice President of CSAM
  (40) .....................                   Vice President and          (12/95-present); Assistant Vice
  153 East 53rd Street                         Secretary                   President and Chief
  New York, NY 10022                                                       Administrative Officer for
                                                                           Investment Companies of CSAM
                                                                           (9/89-12/95).

    By virtue of the responsibilities assumed by its investment adviser, the Fund itself requires no employees other than its officers, and none of its officers devotes full-time responsibilities to the affairs of the Fund. All officers are employees of and are compensated by CSAM and do not receive any compensation from the Fund.

    Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") and
Section 30(h) of the 1940 Act require the Fund's officers and directors, officers and directors of the Fund's investment adviser, certain affiliated persons of the Fund's investment adviser, and persons who beneficially own more than ten percent of the Fund's shares, to file reports of ownership with the Securities and Exchange Commission, The New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended December 31, 1999, all filing requirements applicable to such persons were complied with.

THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 2)

    The Directors, a majority of whom are not "interested persons" of the Fund (as defined in the 1940 Act), have selected and unanimously approved PricewaterhouseCoopers LLP as independent public accountants for the Fund for the year ending December 31, 2000. PricewaterhouseCoopers LLP has been the independent public accountants of the Fund since its organization. The ratification of the selection of independent public accountants is to be voted upon at the Meeting. It is the intention of the persons named in the accompanying Proxy to vote for the selection of PricewaterhouseCoopers LLP. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and will have the opportunity to make a statement if such representative so desires and is expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

                                 OTHER MATTERS

       The Board is not aware of any other matters that will come before the Meeting. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                             SHAREHOLDER PROPOSALS

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2001 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than December 5, 2000. A shareholder proposal submitted for inclusion in the Fund's proxy statement, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal for inclusion in the Fund's proxy statement must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal for inclusion in the Fund's proxy statement is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

    Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at Credit Suisse Asset Management Strategic Global Income Fund, Inc. c/o Credit Suisse Asset Management, LLC, One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, NY 10022 not later than February 16, 2001; provided, however, that in the event that the date of the 2001 annual meeting is advanced or delayed by more than 30 days from May 8, 2001, the first anniversary of the 2000 annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of the 2001 meeting is given or made.

    Any notice by a shareholder to the Fund must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of Shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business, and (vi) any material interest of the shareholder in such business.

    The Fund may exercise discretionary voting authority with respect to any shareholder proposals that are not submitted in accordance with Rule 14a-8 under the 1934 Act and which are submitted after the advance notice deadline for submission of proposals pursuant to the Fund's By-laws indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances as described under Rule 14a-4(c) under the 1934 Act which governs the Fund's use of discretionary proxy voting authority. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH TO HAVE YOUR SHARES VOTED, PLEASE TAKE A MOMENT NOW TO VOTE BY COMPLETING, SIGNING AND RETURNING YOUR PROXY CARD(S) IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of the Fund because they possessed or shared voting or investment power with respect to the shares of the
Fund:

                                                               NUMBER OF SHARES     PERCENT
                      NAME AND ADDRESS                        BENEFICIALLY OWNED   OF SHARES
------------------------------------------------------------  ------------------   ---------
*Ronald G. Olin.............................................       745,600         6.2%
  One West Pack Square
  Suite 777
  Asheville, NC 28801

--------------

*   As stated in Schedule 13G filed with the SEC on March 23, 2000.

                                     PROXY

                         CREDIT SUISSE ASSET MANAGEMENT
                       STRATEGIC GLOBAL INCOME FUND, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



    The undersigned hereby appoints Michael A. Pignataro and Hal Liebes as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the other side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of Credit Suisse Asset Management Strategic Global Income Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of stockholders on Monday, May 8, 2000, and at any adjournment thereof.


              PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.

---------------                                               ---------------
  SEE REVERSE             CONTINUED AND TO BE SIGNED            SEE REVERSE
     SIDE                       ON REVERSE SIDE                    SIDE
---------------                                               ---------------

/ X / Please mark your votes as in this example.

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    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1
                             AND "FOR" PROPOSAL 2.
     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
--------------------------------------------------------------------------------

1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:
   Nominees:   (01) Enrique R. Arzac, (02) Lawrence J. Fox,
               (03) James S. Pasman, Jr., (04) William W. Priest, Jr.

 / /  FOR all nominees listed above (except as marked to the contrary above)

 / /  WITHHOLD AUTHORITY to vote for all nominees listed above

 (Instruction: To withhold authority for any individual nominee, strike a line through such individual's name above.)

2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                     FOR           AGAINST           ABSTAIN
                   /     /         /     /           /     /


Mark Here for Address Change and Note at Left.  /   /

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

When shares are held by joint tenants, both should sign.

When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:________________________________________________________________, 2000

Signature:_________________________________________________________________

Signature:_________________________________________________________________